UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

Asset Acceptance Capital Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28405 Van Dyke Avenue

Warren, MI 48093

(Address of principal executive offices)

Registrant’s telephone number, including area code: (586) 939-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 30, 2012, Asset Acceptance Capital Corp. issued a press release announcing the resolution by its subsidiary, Asset Acceptance, LLC, of an investigation by the Federal Trade Commission through a consent decree. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99.1	Press Release dated January 30, 2012, announcing resolution of an investigation by the Federal Trade Commission through a consent decree.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 30, 2012	ASSET ACCEPTANCE CAPITAL CORP.

	By:	/s/ E.L. Herbert

Name: E.L. Herbert
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 30, 2012.